UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 16, 2025
Date of Report (Date of earliest event reported)

MAGNITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Broadway, 15th Floor
New York, New York 10001
(Address of principal executive offices, including zip code)

(212) 243-2769
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	MGNI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure
On September 16, 2025, Magnite, Inc. (the “Company”) filed a lawsuit in the U.S. District Court for the Eastern District of Virginia against Google LLC (“Google”) seeking financial damages and other remedies in light of the U.S. District Court’s ruling that Google had engaged in unlawful anticompetitive practices with respect to certain ad tech markets. A copy of the Company’s press release (the "Press Release") is furnished as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Item 8.01    Risk Factor Update
The Company is also providing the following updates to the Risk Factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequently filed Quarterly Report on Form 10-Q:
Risks Related to Our Business, Growth Prospects and Operating Results
Our litigation with Google LLC presents potential risks that could adversely affect our business, results of operations and financial condition.
On September 16, 2025, we filed a lawsuit in the U.S. District Court for the Eastern District of Virginia against Google LLC (“Google”) seeking financial damages and other remedies (the "Google Lawsuit") in light of the U.S. District Court’s ruling that Google had engaged in unlawful anticompetitive practices with respect to certain ad tech markets. Google is a significant participant in the digital advertising ecosystem and both a major partner and competitor to Magnite and a significant portion of our revenue is generated through our relationship with Google. The Google Lawsuit is in its early stages, and the outcome and timing of the Google Lawsuit is uncertain and difficult to predict. The Google Lawsuit presents several risks to our business, including the potential for retaliatory actions by Google. Any such actions could disrupt our ability to serve our customers and partners, reduce our revenue, and harm our relationships with publishers and advertisers. The Google Lawsuit may be costly, protracted, and divert management's attention and resources from our business operations. Any damages awarded may not be commensurate with our expectations, and we may not receive any monetary damages at all. The existence of the Google Lawsuit and any potential retaliatory measures could also negatively affect our reputation and our ability to compete, potentially causing our business, financial condition, and results of operations to be materially and adversely affected.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Magnite, Inc. announcing Magnite Files Lawsuit Against Google issued September 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNITE, INC.

Date:	September 16, 2025	By:	/s/ David Day
David Day
Chief Financial Officer